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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                 ____________________

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                          CENTENNIAL HEALTHCARE CORPORATION
                          ----------------------------------
                (Exact name of registrant as specified in its charter)


            Georgia                                 58-1839701
            -------                                 ----------
    (State of incorporation                 (IRS Employer Identification No.)
    or organization)


400 Perimeter Center Terrace, Suite 650, Atlanta, GA 30346
----------------------------------------------------------
    (Address of principal executive offices)                   (Zip Code)

If this form relates to the             If this form relates to the
registration of a class of debt         registration of a class of
securities and is effective             debt securities and is to
upon filing pursuant to                 become effective
General Instruction A(c)(1) please      simultaneously with the
check the following box.  / /           effectiveness of a concurrent
                                        registration statement under
                                        the Securities Act of 1933
                                        pursuant to General Instruction
                                        A(c)(2), please check
                                        the following box. / /

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
-------------------                              ------------------------------
    None                               ___________________________

Securities to be registered pursuant to Section 12(g) of the Act:


                    Common Stock, $0.01 Par Value
                    -----------------------------
                           (Title of class)

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Item 1.  Description of Registrant's Securities to be Registered.

    The description of the common stock, $.01 par value, of Centennial HealthCare Corporation (the "Company") appearing under the heading "Description of Capital Stock" in the Prospectus included in the Company's Registration Statement on Form S-1 (Registration No. 333-24267) is incorporated herein by reference.


Item 2.  Exhibits.

2.1 Third Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1 of Registration Statement on Form S-1, Registration No. 333-24267).

2.2 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of Registration Statement on Form S-1, Registration No. 333-24267).

2.3 See Exhibits 2.1 and 2.2 for provisions of the Third Amended and Restated Articles of Incorporation and Amended and Restated Bylaws defining the rights of holders of the Common Stock (incorporated by reference to Exhibits 3.1 and 3.2 of the Registration Statement on Form S-1, Registration No. 333-24267).

2.4 Specimen stock certificate (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-1, Registration No. 333-24267).

                                      2

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                                      SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                CENTENNIAL HEALTHCARE, INC.
                                ---------------------------
                                      (Registrant)


                                  By:  /s/ Kent C. Fosha, Sr.
                                     -------------------------
                                        Kent C. Fosha, Sr.
                                        Executive Vice President
                                        Of Operations



Date: June 27, 1997